SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 9, 2003

CEF Equipment Holding, L.L.C. on behalf of GE Commercial Equipment Financing LLC, Series 2003-1

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-99053	75-3066756

(Commission File Number)	(Registrant’s I.R.S. Employer Identification No.)

44 Old Ridgebury Road, Danbury, Connecticut	06810

Address of Principal Executive Offices	(Zip Code)

203-796-5518

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

          Use of Proceeds

          On September 25, 2003, CEF Equipment Holding, L.L.C. (the “Issuer”), commenced an offering of U.S.$101,200,000 Class A-1 Asset Backed Notes due September 20, 2004 (the “Class A-1 Notes”), U.S.$67,600,000 Class A-2 Asset Backed Notes due November 20, 2005 (the “Class A-2 Notes”), U.S.$124,400,000 Class A-3 Asset Backed Notes due June 20, 2007 (the “Class A-3 Notes”), U.S.$53,590,000 Class A-4 Asset Backed Notes due November 20, 2011 (the “Class A-4 Notes”) and U.S.$30,156,000 Class B Asset Backed Notes due November 20, 2011 (the “Class B Notes” and together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, the “Notes”) described in a Prospectus Supplement dated September 19, 2003 to a Prospectus dated September 17, 2003.

          The public offering was made under the registration statement (the “Registration Statement”) on Form S-3 filed with the Securities and Exchange Commission by the Issuer, which became effective on May 21, 2003 and was assigned commission file number 333-99053. The aggregate amount registered under the Registration Statement was U.S.$2,000,000,000.

          The public offering terminated on September 25, 2003 upon the sale of all of the Notes. The underwriters of the Notes were Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and Banc of America Securities LLC. A total of U.S.$101,200,000 Class A-1 Notes were registered and sold, with a total price to the public of U.S.$101,200,000; a total of U.S.$67,600,000 of Class A-2 Notes were registered and sold with a total price to the public of U.S.$67,600,000; a total of U.S.$124,400,000 of Class A-3 Notes were registered and sold, with a total price to the public of U.S.$124,400,000; a total of U.S.$53,590,000 of Class A-4 Notes were registered and sold with a total price to the public of U.S.$53,590,000; and a total of U.S.$30,156,000 of Class B Notes were registered and sold, with a total price to the public of U.S.$30,156,000.

          During the period from the effective date of the registration statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold Notes with respect to underwriting commissions and discounts was U.S.$620,640.10. After deducting the underwriting discount described above, the net offering proceeds to the Issuer before expenses are U.S.$376,325,359.90. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be U.S.$1,000,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be U.S.$375,325,359.90. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

          The net proceeds to the Issuer, after deducting the underwriting commissions and discounts, and expenses above, were used to purchase equipment loans from affiliates of the Issuer. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.

2

Item 7. Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

The exhibit number corresponds with items 601(a) of Registration S-K.

Exhibit No.	Description

Exhibit 1(a)	Underwriting Agreement

Exhibit 4(a)	Second Amended and Restated Limited Liability Company Agreement of CEF Equipment Holding, L.L.C.

Exhibit 4(b)	Supplement to Second Amended and Restated Limited Liability Company Agreement of CEF Equipment Holding, L.L.C.

Exhibit 4(c)	Limited Liability Company Agreement of GE Commercial Equipment Financing LLC, Series 2003-1

Exhibit 4(d)	Loan Sale Agreement and annex to Loan Sale Agreement

Exhibit 4(e)	Loan Purchase and Sale Agreement and annex to Loan Purchase and Sale Agreement

Exhibit 4(f)	Servicing Agreement and annex to Servicing Agreement

Exhibit 4(g)	Indenture

Exhibit 4(h)	Administration Agreement

Exhibit 4(i)	Deutsche Bank ISDA Master Agreement

Exhibit 4(j)	Deutsche Bank Schedule to ISDA Master Agreement

Exhibit 4(k)	Deutsche Bank Fixed/Floating Rate Confirmation

Exhibit 4(l)	Deutsche Bank CMT Rate Confirmation

Exhibit 4(m)	Deutsche Bank CP Rate Confirmation

Exhibit 4(n)	CP Rate Reimbursement Agreement

Exhibit 4(o)	Fixed/Floating Rate Reimbursement Agreement

3

Exhibit 4(p)	CMT Rate Reimbursement Agreement

Exhibit 4(q)	GECS ISDA Master Agreement

Exhibit 4(r)	GECS Schedule to ISDA Master Agreement

Exhibit 4(s)	GECS Hybrid Loan Rate Confirmation

4

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 9, 2003

CEF EQUIPMENT HOLDING, L.L.C.

By:	/s/ Charles Rhodes

Name:	Charles Rhodes
Title:	Vice President and Secretary

5

          Exhibit Index

Exhibit No.	Description

Exhibit 1(a)	Underwriting Agreement

Exhibit 4(a)	Second Amended and Restated Limited Liability Company Agreement of CEF Equipment Holding, L.L.C.

Exhibit 4(b)	Supplement to Second Amended and Restated Limited Liability Company Agreement of CEF Equipment Holding, L.L.C.

Exhibit 4(c)	Limited Liability Company Agreement of GE Commercial Equipment Financing LLC, Series 2003-1

Exhibit 4(d)	Loan Sale Agreement and annex to Loan Sale Agreement

Exhibit 4(e)	Loan Purchase and Sale Agreement and annex to Loan Purchase and Sale Agreement

Exhibit 4(f)	Servicing Agreement and annex to Servicing Agreement

Exhibit 4(g)	Indenture

Exhibit 4(h)	Administration Agreement

Exhibit 4(i)	Deutsche Bank ISDA Master Agreement

Exhibit 4(j)	Deutsche Bank Schedule to ISDA Master Agreement

Exhibit 4(k)	Deutsche Bank Fixed/Floating Rate Confirmation

Exhibit 4(l)	Deutsche Bank CMT Rate Confirmation

Exhibit 4(m)	Deutsche Bank CP Rate Confirmation

Exhibit 4(n)	CP Rate Reimbursement Agreement

Exhibit 4(o)	Fixed/Floating Rate Reimbursement Agreement

Exhibit 4(p)	CMT Rate Reimbursement Agreement

Exhibit 4(q)	GECS ISDA Master Agreement

Exhibit 4(r)	GECS Schedule to ISDA Master Agreement

Exhibit 4(s)	GECS Hybrid Loan Rate Confirmation